Exhibit 10.2

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment No. 1 to

Manufacturing and Supply Agreement

between Lanxess Corporation and Relypsa, Inc.

This Amendment No. 1 to the Manufacturing and Supply Agreement (“Amendment No. 1”) is made and entered into effective as of June 21, 2016 (the “Amendment No. 1 Effective Date”) by and between Relypsa, Inc., a Delaware corporation, located at 100 Cardinal Way, Redwood City, CA 94063 (“Relypsa”) and Lanxess Corporation, a Delaware corporation, with an address at 111 RIDC Park West Drive, Pittsburgh, PA 15275 (“Lanxess”).

Whereas, Relypsa and Lanxess entered into that certain Manufacturing and Supply Agreement effective as of November 27, 2012 (the “Agreement”);

Whereas, Relypsa and Lanxess shall enter into that certain Settlement Agreement and Mutual General Release (the “Release”) simultaneously as this Amendment No. 1, to be effective on the same date herewith, and that this Amendment No. 1 is partial consideration for entry into such Release; and

Whereas, the parties now desire to amend the Agreement to implement certain updates to the Agreement, all as set forth below.

Now, Therefore, in consideration of the premises and mutual covenants herein contained as well as for entry into the Release and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Agreement

1.Amendment of the Agreement

The parties hereby agree to amend the terms of the Agreement as provided below, effective as of the Amendment No. 1 Effective Date.  Capitalized terms used in this Amendment No. 1 that are not otherwise defined herein shall have the same meanings as such terms have in the Agreement.

1.1Amendment of Appendix 8.2 and Appendix 9.1 (Delivery Dates).  Appendices 8.2 and 9.1 of the Agreement are hereby deleted in their entirety and replaced with the new Appendices 8.2 and 9.1, attached hereto as Attachment 1, that have been updated to reflect expected production quantities and timing.

1.2Amendment of Section 8.5 (Milestone-Based Payments).  Section 8.5 of the Agreement is hereby deleted in its entirety and replaced with “Deleted”.

1.3Amendment of Section 8.6(b) ([***] Payments).  Section 8.6(b) of the Agreement is hereby deleted in its entirety and replaced with “Deleted”.   However, the parties agree that any [***] payments that have been agreed upon prior to the Amendment No. 1 Effective Date and their payment status are listed in the table below in this Section 1.3.  Lanxess shall invoice Relypsa for the payments listed but not yet made within [***] ([***]) days of the Amendment No. 1 Effective Date.

Payments	EUR	Payment Status
[***] Payment #1 for [***]	[***]	[***]
[***] Payment #2 for [***]	[***]	[***]
[***] Payment #3 for [***]	[***]	[***]
[***] Payment #4 for [***]	[***]	[***]

1.4Amendment of Appendix 8.7 (Initial PO Payment Schedule).  Appendix 8.7 of the Agreement is hereby deleted in its entirety and replaced with the new Appendix 8.7 attached hereto as Attachment 2.

1.5Amendment of Sections 9.4(a), 11.4(c), and 11.5 (Calculation of Base Price in the Incentive PO).  The Base Price of Bulk Drug under the Incentive PO is hereby amended to reflect that the out of pocket costs of any MFA necessary for the Manufacture of Bulk Drug under such PO is not included in the Base Price.  Specifically,

(a) the second sentence of Section 9.4(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

“The Parties agree that, with respect to the Initial PO and any PO following the Initial PO, the Base Price does not include the cost MFA.”

(b) the fourth sentence of Section 11.4(c) of the Agreement is hereby deleted in its entirety; and

(c) the third sentence of Section 11.5 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Except as otherwise expressly provided in this Agreement, the Base Price for Bulk Drug shall include the purchase price of all Raw Materials (other than MFA) plus the costs of transportation and freight expenses to Manufacturing Facility [***] in [***] and any associated taxes, duties, customs, insurance and fees for the export, import, carriage and transportation of such Raw Materials, all at LANXESS’ actual cost, without any administrative fee or other mark up.”

1.6Amendment of Section 9.  Section 9 of the Agreement is hereby amended to add a new Section 9.10 as follows:

“9.10Option for Materials Not Meeting Specifications.  If Relypsa determines, in its sole discretion, that it has legitimate use (other than for commercial sale) for material manufactured by LANXESS that does not meet required Specifications, then Relypsa will purchase such material from LANXESS provided that the price for such material is no higher than [***] percent ([***]%) of the agreed upon price for batches manufactured before or after ([***]) the material not meeting Specifications.”

1.7Amendment of Section 10.2.  Section 10.2 of the Agreement is hereby amended to add a new paragraph at the end of the section as follows:

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“cGMP requires manufacturers to produce API of consistent quality. LANXESS has controlled and managed the procurement of Raw Materials and their quality (except MFA) that allowed it to consistently manufacture API that met the most recently introduced impurity limits even before they were implemented. To ensure its ability to continue to manufacture API of the same quality LANXESS might want to add additional controls (introduce or modify specifications) at the stage of the Raw Materials it procures. If a change in Specifications is required as a result of changes in the supply of Raw Materials ([***]) managed by LANXESS or if LANXESS wants to introduce changes to existing Specifications of Raw Materials it procures ([***]), then such changes are not considered Changes in Specifications requested by Relypsa as defined in this section and LANXESS is responsible for maintaining and managing compliance with such changed Specifications as well as the continued Manufacture of Product in accordance with established Specifications.  Risk and responsibility for such Raw Material Specification changes shall be borne by LANXESS under this Agreement.”

1.8Amendment of Section 28(a) (Notices).  Relypsa’s address as set forth in Section 28(a) of the Agreement is hereby deleted and replaced with its current address as follows:  Relypsa, Inc., 100 Cardinal Way, Redwood City, CA 94063.

2.Miscellaneous

2.1Full Force and Effect.   This Amendment No. 1 amends the terms of the Agreement and is deemed incorporated into, and governed by all other terms of, the Agreement.  To the extent that the Agreement is explicitly amended by this Amendment No. 1, the terms of this Amendment No. 1 will control where the terms of the Agreement are contrary to or conflict with the provisions amended by this Amendment No. 1.  Where the Agreement is not explicitly amended, the terms of the Agreement will remain in full force and effect.  The parties agree that execution of this Amendment No. 1 without a fully-executed Release effective as of the Amendment No. 1 Effective Date shall cause this Amendment No. 1 to be null and void.

2.2Further Actions.  Each party shall execute, acknowledge and deliver such further instruments, and do all other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Amendment No. 1.

2.3Counterparts.  This Amendment No. 1 may be signed in counterparts, each and every one of which shall be deemed an original, notwithstanding variations in format or file designation, which may result from the electronic transmission, storage and printing of copies of this Amendment No. 1 from separate computers or printers.  Facsimile signatures shall be treated as original signatures.

Signature Page Follows

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

In Witness Whereof, the parties hereto have caused this Amendment No. 1 to be executed by their duly authorized representatives as of the Amendment No. 1 Effective Date.

Lanxess Corporation	Relypsa, Inc.

Signature:/s/ Dirk FischerSignature:/s/ Wilhelm Stahl

Print Name: Dirk FischerPrint Name: Wilhelm Stahl

Title:CFO LXS CorpTitle: CTO

Date:7/11/2016Date:7/13/16

/s/ John A. Orwin

John  A. Orwin

President & CEO

7/14/16

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT 1

Appendix 8.2 Initial PO

LXS Production Schedule for Manufacture of the initial [***]MT API in [***]

Dates refer to API quantities manufactured, released and ready for shipment from LANXESS´s (Saltigo) [***] site.

LXS will arrange shipment of material to required destinations immediately after release. Delivery dates can only be modified when mutually agreed.

Shipment to be in [***] unless otherwise requested by Relypsa.

Qualification of 3rd party MFA suppliers has [***].

[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 9.1  Incentive PO Delivery Dates

LXS Production Schedule for manufacture of the [***] MT API ([***]) according to the Incentive PO in [***].

Dates refer to API quantities manufactured, released and ready for shipment at LANXESS´s (Saltigo) [***] site.

LXS will arrange shipment of material to required destinations immediately after release. Delivery dates can only be modified when mutually agreed.

Shipment to be in [***] unless otherwise requested by Relypsa.

[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT 2

Appendix 8.7 Initial PO Payment Schedule

Summary of Invoice and payment schedule May 2016 onwards

[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.